SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                                SPEEDUS.COM, Inc.
                (Name of Registrant as Specified In Its Charter)

                                SPEEDUS.COM, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|      No Fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)    Title of each class of securities to which transaction applies:
            _______________
      2)    Aggregate number of securities to which transaction applies:
            _____________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction: _______________
      5)    Total fee paid: _____________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ___________
      2)    Form, Schedule or Registration Statement No: _____________
      3)    Filing Party: ___________
      4)    Date Filed: ____________

                                SPEEDUS.COM, Inc.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 25, 2002

To the Stockholders of SPEEDUS.COM, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SPEEDUS.COM, Inc., a Delaware corporation ("SPEEDUS.COM" or the "Company"), will be held at the Regent Wall Street, McKim, Meed and White Room, located at 55 Wall Street, New York, New York 10005, on Tuesday, June 25, 2002, at 10:00 AM, Eastern daylight savings time, or at any postponement or adjournment thereof for the following purposes:

      1. To elect five members to the Board of Directors of the Company to serve until the next annual meeting of stockholders to be held in 2003 (the "2003 Annual Meeting") or until their successors are duly elected;

      2. To appoint independent auditors of the Company for the 2002 fiscal year to serve until the 2003 Annual Meeting or until their successors are duly elected;

      3. To approve an amendment to the Certificate of Incorporation, as amended, of the Company to enable the Company to effect a reverse stock split of all the issued and outstanding shares of the Company's Common Stock at a ratio not to exceed one-for-[___];

      4. To approve an amendment to the Certificate of Incorporation, as amended, of the Company to increase the authorized number of shares of the Company's Common Stock by 10,000,000 shares from 40,000,000 shares to 50,000,000 shares; and

      5. To act upon such other business as may properly come before the Annual Meeting.

      In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

      There are two options for voting your proxy. You can vote by telephoning a toll-free number or by completing, signing and returning the enclosed proxy card in the envelope provided. In either case, please follow the instructions on the proxy card. To ensure that your shares are represented at the Annual Meeting, you are urged to vote your proxy in one of these fashions. You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

      Your attention is directed to the accompanying Proxy Statement.

                                     By Order of the Board of Directors
                                     Shant S. Hovnanian

                                     Chairman, President and
                                     Chief Executive Officer
May __, 2002

                                SPEEDUS.COM, Inc.
                            140 58th Street, Suite 7E
                            Brooklyn, New York 11220

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 25, 2002

                           --------------------------

                               GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SPEEDUS.COM, Inc. ("SPEEDUS.COM" or the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company to be held at the Regent Wall Street, McKim, Meed and White Room, located at 55 Wall Street, New York, New York 10005, on Tuesday, June 25, 2002, at 10:00 AM, Eastern daylight savings time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about May __, 2002.

      Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on May 15, 2002 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 18,004,006. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

            At the Annual Meeting, stockholders will be asked to:

            (1) elect five directors (the "Nominees") to the Board to serve until the 2003 Annual Meeting or until their successors are duly elected (the "Board Proposal");

            (2) appoint the firm of PricewaterhouseCoopers LLP, independent auditors, to serve as the Company's independent auditors for the 2002 fiscal year until the 2003 Annual Meeting (the "Independent Auditors Proposal");

            (3) approve an amendment to the Certificate of Incorporation, as amended, of the Company to enable the Company to effect a reverse stock split of all the issued and outstanding shares, as well as treasury shares, of the Company's Common Stock at a ratio not to exceed one-for-[___] (the "Reverse Stock Split Proposal");

            (4) approve an amendment to the Certificate of Incorporation, as amended, of the Company to increase the authorized number of shares of the Company's Common Stock by 10,000,000 shares from 40,000,000 shares to 50,000,000 shares (the "Additional Shares Proposal" and, these proposals collectively, "the Proposals").

      At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

      The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The Proposals will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker "non-votes" are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to the proposals to be acted upon at the Annual Meeting.

                           SOLICITATION AND REVOCATION

      PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

      All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions given. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Board Proposal, (2) FOR the Independent Auditors Proposal, (3) FOR the Stock Incentive Plan Proposal, (4) FOR the Reverse Stock Split Proposal, (5) FOR the Additional Shares Proposal, and in accordance with the proxyholder's best judgment as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

      The Company will bear the costs of soliciting proxies, which will be done initially by mail. Directors, officers and employees of the Company personally, by telephone or otherwise, may solicit proxies but will not be specifically compensated for such services. Arrangements have been made with brokerage firms and other nominees to forward proxy materials to beneficial owners of the Company's Common Stock. The Company will pay these entities customary and reasonable fees and expenses. The Company may also retain third parties for advisory, information agent and ballot solicitation services. The Company will pay these third parties customary and reasonable fees and expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of March 1, 2002 with respect to the beneficial ownership of our stock by (i) each person known by us to be the beneficial owner of more than 5% of the Common Stock; (ii) each person serving as a director or director nominee of the Company; (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.


                                                         Common Stock
                                                         Beneficially
                                                          Owned (1)
                                                  --------------------------
                         Beneficial Owner            Number        Percent
----------------------------------------------    -----------    -----------
Shant S. Hovnanian (2)(3)                           3,887,102       20.6%
Vahak S. Hovnanian (4)(5)                           2,834,677       15.0
William F. Leimkuhler (6)                              70,250          *
Jeffrey Najarian (7)(8)                             1,039,481        5.5
Christopher Vizas (9)                                  40,000          *
Michael Bacon (10)                                    175,000          *
John A Kallassy (11)                                  262,500        1.4
XO Communications, Inc. (12)                        2,000,000       10.6


All Directors and Executive Officers as a
group (total 7 persons)                             8,309,010       44.1%

* Less than 1% of the outstanding Common Stock

(1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2) Includes options to purchase 319,250 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

(3) Includes 100,000 shares of Common Stock owned by Mr. Shant S. Hovnanian's minor child, Vahak Willem Hovnanian, for which Mr. Hovnanian, as custodian, has sole voting power.

(4) Includes options to purchase 72,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2002 Annual Meeting.

(5) Includes 55,431 and 22,175 shares of Common Stock which Mr. Vahak S. Hovnanian is required to sell upon the exercise of outstanding warrants at a per share exercise price of $13.16 and $11.28, respectively. It also includes 100,000 shares of Common Stock that Mr. Hovnanian donated to The Vahak and Paris Hasmig Foundation, Inc. that Mr. Hovnanian controls, as well as 312,655 shares of Common Stock given to his wife, Paris Hasmig Hovnanian.

(6) Includes options to purchase 70,250 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2002 Annual Meeting.

(7) Includes options to purchase 50,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2002 Annual Meeting.

(8) Includes 989,481 shares of Common Stock owned by Starpoint Solutions, Inc., of which Mr. Najarian is the Chief Executive Officer. Mr. Najarian disclaims beneficial ownership of these shares.

(9) Includes options to purchase 40,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2002 Annual Meeting.

(10) Includes options to purchase 131,250 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

(11) Includes options to purchase 187,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

(12) Pursuant to a Stock Purchase Agreement dated as of June 13, 1999, the Company is required to use its best efforts to cause an XO representative to be elected to the Company's Board. To date, XO has not exercised this right.

                        EXECUTIVE OFFICERS OF THE COMPANY

      The table below sets forth the names, ages and titles of the persons who were executive officers of the Company as of March 1, 2002.

Name                      Age      Position
---------------------     ---      ---------------------------------------------
Shant S. Hovnanian         42      Chairman of the Board of Directors,
                                   President, Chief Executive Officer and
                                   Chief Financial Officer
Michael Bacon              36      Executive Vice President
John A. Kallassy           37      Executive Vice President

      Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995 and as Chief Financial Officer since June 1998. Mr. Hovnanian is also Chairman of the Board of Directors of VisionStar Incorporated. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the "Hovnanian Group"), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

      Michael Bacon has served as Executive Vice President of Operations since June 1999. Prior to joining us, Mr. Bacon was employed by Booz Allen & Hamilton, a leading international management and technology consulting firm, since 1996. From 1994 to 1996, Mr. Bacon was with Deloitte & Touche Consulting. In consulting, he led teams that recommended or implemented the establishment of and improvement in service operations in a variety of industries, including the telecommunications industry. Mr. Bacon previously worked for three years at International Business Machines in marketing and sales and for two years with General Electric Company where he developed information systems.

      John A. Kallassy has served as Executive Vice President and Chief Marketing Officer since September 2000. Mr. Kallassy was the founder and CEO of American Data Consultants, Inc., a B2B database marketing company. After the sale of ADC to R.L. Polk in 1996, Mr. Kallassy was employed for three years at R.L. Polk as a division president and later a corporate vice president where he led the product management and analytical consulting groups.

                      BOARD OF DIRECTORS; BOARD COMMITTEES

Board of Directors Meetings; Board Committee Meetings

      During 2001, the Board met five times and the Nominating, Audit and Compensation Committees each met one time. All of the directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the board on which he served during the periods that he served.

Nominating Committee

      The Nominating Committee of the Board, which currently consists of Shant
S. Hovnanian and Vahak S. Hovnanian, identifies and submits on an annual basis to the full Board nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders. The Nominating Committee will consider suggested nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders in accordance with applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such rules and regulations provide that the Company is not required to include a stockholder proposal in its proxy materials unless it is received by a specified date. Accordingly, all recommended nominations to be placed on the ballot for election to the Board at the 2003 Annual Meeting of Stockholders must be in writing and must be received by the Company on or before its close of business on December 31, 2002.

Audit Committee

      The Audit Committee of the Board, which currently consists of William F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas, provides oversight of the Company's financial reporting process, reviews the services provided by the Company's independent auditors, consults with such auditors on audits and proposed audits, reviews the need for internal auditing procedures and assesses the adequacy of internal controls.

Compensation Committee

      The Compensation Committee of the Board, which currently consists of Jeffrey Najarian (Chairman), Vahak S. Hovnanian and William F. Leimkuhler establishes, reviews and approves compensation programs of the Company generally, and approves salaries and bonuses for officers and certain other salaried employees of the Company. In addition, the Compensation Committee, as well as the Board of Directors, administers the Company's Stock Incentive Plan and determines which eligible employees and consultants of the Company may participate in the Plan and the type, extent and terms of the awards to be granted to them.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. Mr. Najarian is Chairman of the Board of Starpoint Solutions, Inc. See "Certain Relationships and Related Transactions."

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the Exchange Act, the Company's directors and executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2001 fiscal year. Based solely upon the Company's review of copies of such reports furnished to it, the Company believes that during the 2001 fiscal year its executive officers and directors and the holders of more than 10% of the outstanding Common Stock complied with all reporting requirements of Section 16(a) under the Exchange Act.

                             EXECUTIVE COMPENSATION

      The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation we paid, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and each of the next most highly compensated executive officers of the Company in 2001 (the "Named Executive Officers") in all capacities in which they served. See Employment Agreements.

                           Summary Compensation Table

                                                                                       Long Term
                                                                                     Compensation
                                                     Annual Compensation                Awards
                                           -------------------------------------     ------------
                                                                    Other Annual       Securities
                                                                       Compen-         Underlying      All Other
Name and Principal Position      Year      Salary       Bonus         sation          Options (#)    Compensation
---------------------------      ----      ------       -----       ------------      -----------    ------------
Shant S. Hovnanian ........     2001     $250,000     $     --          $ --             127,700         $   --
Chairman of the Board of        2000      250,000           --            --                  --             --
Directors, President, Chief     1999      250,000           --            --             250,000             --
Executive Officer
and Chief Financial Officer

Michael Bacon .............     2001      175,000     $     --          $ --             162,500         $   --
Executive Vice President        2000      137,500       18,750            --             100,000             --
                                1999       80,208       18,750            --                  --             --

John A. Kallassy ..........     2001     $175,000     $ 50,000            --            $112,500         $   --
Executive Vice President        2000       58,333       12,500            --             225,000             --
                                1999           --           --            --                  --             --

                            Stock Option Grants Table

      The following table sets forth information concerning individual grants of options to purchase Common Stock made to the Named Executive Officers during 2001.

                                          % of Total
                            Number of       Options                                    Potential Realizable
                            Securities    Granted to                                     Value at Assumed
                            Underlying   Employees in                                 Annual Rates of Stock
                             Options        Fiscal      Exercise or    Expiration     Price Appreciation for
          Name               Granted         Year        Base Price       Date             Option Term
          ----               -------         ----        ----------       ----             -----------
                                                                                         5%           10%
                                                                                         --           ---
Shant S. Hovnanian           127,700         18.7%         $1.00       4/3/11 (1)      80,000       204,000
Michael Bacon                 75,000         11.0%          1.00       1/1/11 (2)      47,000       120,000
                              87,500         12.8%          1.00       4/3/11 (1)      55,000       139,000
John Kallassy                112,500         16.5%          1.00       4/3/11 (1)      71,000       179,000

(1) These options were granted on April 3, 2002. 50% of the options will vest and become exercisable on the first anniversary of the grant and 50% will vets and become exercisable on the second anniversary of the grant.

(2) These options were granted on January 1, 2001. 6,250 options will vest and become exercisable each quarter over three years.

                      Aggregate Stock Option Exercise Table

      The following table sets forth information regarding the number and value of unexercised Options that were held by the Named Executive Officers as of December 31, 2001. None of the Named Executive Officers exercised any options during 2001.


                                                             Number of
                                                            Securities
                            Number of                        Underlying
                             Shares                     Unexercised Options       Value of Unexercised
                            Acquired        Value           Exercisable/          In-the-Money Options
         Name              on Exercise     Realized        Unexercisable        Exercisable/Unexercisable
------------------------   -----------     --------     -------------------     -------------------------
Shant S. Hovnanian......        0             $0          255,400/127,700                 $0/0
Michael Bacon...........        0              0          125,000/137,500                  0/0
John A. Kallassy........        0              0          112,500/225,000                  0/0

                      Equity Compensation Plan Information

--------------------------------------------------------------------------------------------------------------------------
                                                                                              (c) Number of securities
                                                                                               remaining available for
                                                                    (b) Weighted-average    future issuance under equity
                               (a) Number of securities to be         exercise price of          compensation plans
                             issued upon exercise of outstanding    outstanding options,        (excluding securities
      Plan category             options, warrants and rights         warrants and rights      reflected in column (a))
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by shareholders

                                          1,604,980                         $2.90                      981,183
Speedus.com, Inc. 1995
Stock Incentive Plan
--------------------------------------------------------------------------------------------------------------------------

Equity compensation plans
not approved by
shareholders (1)                            663,256                          4.94                         N/A

--------------------------------------------------------------------------------------------------------------------------
Total                                     2,568,236                         $3.09                      981,183
--------------------------------------------------------------------------------------------------------------------------

(1) Represents warrants to purchase shares of the Company's Common Stock issued to third parties.

Employment Agreements

      In April 2002, the Compensation Committee of the Board of Directors approved a new employment agreement for Mr. Shant S. Hovnanian effective as of April 25, 2002. The agreement provides that Mr. Hovnanian will act as our President and Chief Executive Officer. The new agreement has a three-year term and provides for an annual salary of $250,000. Under the agreement, Mr. Hovnanian is entitled to be considered for annual performance based bonuses targeted at 50% or greater of his base salary and a contingent bonus based on certain performance factors, use of a Company apartment and car, a country club membership and a $1,000,000 term life insurance policy with the beneficiary designated by Mr. Hovnanian. Under the agreement, Mr. Hovnanian was also granted 250,000 options to purchase shares of our Common Stock at the market value as of the effective date of the agreement. The options are fully vested and immediately exercisable.

      We entered into an employment agreement effective June 1, 1999 with Mr. Michael Bacon. The agreement provides that Mr. Bacon will act as our Executive Vice President. The agreement, which has no term, provides for an annual salary of $137,500, subject to periodic review, and bonuses aggregating $37,500 and an increase in annual salary to $175,000 based on the executive's attainment of certain performance goals. Under this agreement, Mr. Bacon was granted 100,000 options to purchase shares of our Common Stock at the market value as of the effective date of the agreement. 25,000 options become exercisable each six months after June 1, 1999. Effective January 15, 2001, Mr. Bacon's salary was increased to $175,000.

      We entered into an employment agreement effective September 5, 2000 with Mr. John A. Kallassy. The agreement provides that Mr. Kallassy will act as our Executive Vice President. The agreement, which has no term, provides for an annual salary of $175,000, subject to periodic review, and annual bonuses aggregating $50,000 based on the executive's attainment of certain performance goals. Under this agreement, Mr. Kallassy was granted 225,000 options to purchase shares of our Common Stock at the market value as of the effective date of the agreement. 18,750 of these options were fully vested and immediately exercisable at the date of grant. Of the balance, 18,750 options become exercisable each three months after September 5, 2000.

Director Compensation

      Our Directors who are not employees ("Non-Employee Directors") receive $500 per Board and committee meeting attended. Upon their initial election to the Board, new Non-Employee Directors are granted options to purchase 5,000 shares of Common Stock that are fully vested and immediately exercisable. Upon the date of each annual meeting, Non-Employee Directors are granted options to purchase an additional 10,000 shares of Common Stock that are fully vested and immediately exercisable. Our Directors of the Company who are employees do not receive any additional compensation for serving on the Board or on any Board committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Executive Compensation Policy. The Company's compensation policy for all of its executive officers is formulated and administered by the Compensation Committee of the Board. The Compensation Committee, as well as the Board of Directors, also administers the Company's Stock Incentive Plan, under which grants of various stock-based incentives may be made to employees (including executive officers), directors and consultants.

      The primary goals of the Company's compensation policy are to attract, retain and motivate skilled executive officers and to provide incentives for them to act in the best interests of the Company's stockholders. In determining the level of executive compensation, certain quantitative and qualitative factors, including, but not limited to, the Company's operating and financial performance, the individual's level of responsibilities, experience, commitment, leadership and accomplishments relative to stated objectives, and marketplace conditions are taken into consideration.

      Chief Executive Officer's Compensation. For 2001, the compensation of Shant S. Hovnanian, the Chief Executive Officer of the Company, was set by the terms of his employment agreement. The agreement, entered into in October 1995 and effective February 7, 1996, has a one-year term and provides for an annual salary of $250,000. The agreement also provides for automatic extensions on a month-to-month basis, unless terminated by either party upon 30 days advance written notice. Mr. Hovnanian also participates in benefit programs that are generally available to employees of the Company, including medical benefits and a 401(k) savings plan. In April 2002, the Compensation Committee of the Board of Directors approved a new employment agreement for Mr. Hovnanian. A summary of the key provisions of Mr. Hovnanian's new employment agreement is included under the heading "Employment Agreements" above.

      Executive Officer Compensation. For 2001, compensation accrued or paid to the executive officers of the Company was determined pursuant to the terms of the employment agreements negotiated by the Company with the executives. During 2001, no discretionary compensation was accrued or paid to executive officers that is not set by their respective employment agreements. A summary of the key provisions of these employment agreements is included under the heading "Employment Agreements" above.

      Section 162(m) of the Code. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the deductibility by the Company of compensation paid in any one year to any executive officer named in the Summary Compensation Table to $1,000,000. Option awards under the Plan made in conformity with the "performance-based" exemption from Section 162(m) will be exempt from the limits of Section 162(m). While the Company's policy has always been to pursue a strategy of maximizing deductibility of compensation for all of its employees, the Compensation Committee believes it is important to maintain the flexibility to take actions it considers to be in the best interest of the Company and its stockholders, which may be based on considerations in addition to Section 162(m). None of the executive officers are paid cash compensation in excess of $1,000,000.

                                              By the Compensation Committee
                                              of the Board of Directors:

                                              Jeffrey Najarian (Chairman)
                                              Vahak S. Hovnanian
                                              William F. Leimkuhler

                             AUDIT COMMITTEE REPORT

      The Audit Committee of SPEEDUS.COM, Inc.'s Board of Directors is currently comprised of three independent directors. It operates under a written Charter adopted by the Board of Directors. The members of the Committee are William F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas.

      Management is responsible for the Company's internal control, financial statements and the financial reporting process. PricewaterhouseCoopers LLP served as the Company's independent public accountants in 2001 and is responsible for expressing an opinion on those financial statements based upon an audit in accordance with auditing standards generally accepted in the United States of America. The Committee's responsibilities include the monitoring and oversight of these processes.

      The Committee has met and held discussions with management and PricewaterhouseCoopers. The Committee has also reviewed and discussed the 2001 consolidated financial statements with management and PricewaterhouseCoopers. The Committee has also discussed with PricewaterhouseCoopers matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      PricewaterhouseCoopers has also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and the Committee discussed with PricewaterhouseCoopers that firm's independence.

      Based upon the Committee's review and discussion of the 2001 consolidated financial statements with management and PricewaterhouseCoopers, the Committee recommended to the Board of Directors that the Company's audited 2001 consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                              By the Audit Committee
                                              of the Board of Directors:

                                              William F. Leimkuhler (Chairman)
                                              Jeffrey Najarian
                                              Christopher Vizas

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2001, the Company issued an additional 300,000 shares of its Common Stock to Starpoint Solutions, Inc. in connection with the 2000 purchase of the remaining 55% interest in Speedia, LLC that the Company did not already own. Mr. Jeffrey Najarian, one of our directors, is the Chief Executive Officer of Starpoint.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative return on the Company's Common Stock for the last five years with the Total Return Index for both The Nasdaq Stock Market (US) (the "NNM Index") and Nasdaq Telecommunications Stocks (the "Peer Group"), as prepared for Nasdaq by the Center for Research in Security Prices.

      The performance graph assumes (i) $100 was invested on January 1, 1997 and
(ii) reinvestment of dividends. Each measurement point on the graph below represents the cumulative stockholder return as measured by the last sale price at the end of each quarterly period from January 1, 1997 through December 31, 2001.

                                  [LINE GRAPH]

                         INDEXED RETURNS [1/1/97 = 100]

                        RETURN      RETURN      RETURN      RETURN      RETURN
                      DEC. 1997   DEC. 1998   DEC. 1999   DEC. 2000   DEC. 2001
                      ----------  ----------  ----------  ----------  ----------
NNM Index .......     $   122.48  $   172.70  $   320.87  $   193.00  $   153.15

Peer Group ......     $   145.97  $   241.58  $   431.01  $   183.57  $   122.88

SPEEDUS.COM .....     $    85.71  $    12.94  $    68.30  $     9.37  $    12.71

                         PROPOSAL 1--THE BOARD PROPOSAL

      The Board currently consists of five directors (with six vacancies) who are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Nominating Committee has designated the Nominees listed below for election as directors to the Board to serve until the 2002 Annual Meeting or until their successors are duly elected and qualified. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended by the Nominating Committee.

                                    NOMINEES

Name                        Age  Position
--------------------------  ---  ----------------------------------------------

Shant S. Hovnanian........   42  Chairman of the Board of Directors,
                                 President and Chief Executive Officer and
                                 Chief Financial Officer
Vahak S. Hovnanian........   70  Director
William F. Leimkuhler ....   50  Director
Jeffrey Najarian..........   43  Director
Christopher Vizas.........   52  Director

      Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995 and as Chief Financial Officer since June 1998. Mr. Hovnanian is also Chairman of the Board of Directors of VisionStar Incorporated. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the "Hovnanian Group"), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

      Vahak S. Hovnanian has served as a Director since October 1995. Mr. Hovnanian has been Chairman of the Board and President of the Hovnanian Group since 1968. Mr. Hovnanian is the father of Mr. Shant S. Hovnanian.

      William F. Leimkuhler has served as a Director since September 2000. Mr. Leimkuhler is the Director of Business Development of PAICE Corporation, a privately held developer of advanced vehicle powertrains. From 1994 through 1999, he held various positions with Allen & Company, a New York investment banking firm, initially serving as the firm's General Counsel. Prior to that, Mr. Leimkuhler was a corporate partner with the New York law firm of Werbel & Carnelutti (now Heller Ehrman White & McAuliffe).

      Jeffrey Najarian has served as a Director since October 2000. Mr. Najarian has been Chief Executive Officer of Starpoint Solutions, Inc., formerly TIS Worldwide, Inc., since its inception in 1992. A creator and founder of Starpoint, he has been instrumental in building one of the country's fastest growing, privately-held companies, as cited by Inc. magazine. From 1984-1992, Mr. Najarian worked at Setford-Shaw-Najarian, a recruiting/placement firm for technology specialists, becoming a partner after only three years. He led the staff in billing, propelling SSN to become a leading search firm for Wall Street banks.

      Christopher Vizas has served as a Director since July 2001. Mr. Vizas is a Partner in East Wind Partners, an investment and advisory partnership focused on technology and emerging markets. He serves on the Boards of Directors of several developing companies, holding positions as a Director of W Networks, Inc. (a digital radio company) and Millivision, Inc. (a millimeter imaging company) and Chairman of the Board of i1, Inc. (an Asian software solutions company). From January 1998 to June 2001, Mr. Vizas served as Chairman and Chief Executive Officer of eGlobe, Inc., a turn-around situation which sought formal reorganization under Chapter 11 of the United States Bankruptcy Code in April 2001. From October 1995 through October 1997, Mr. Vizas was a co-founder and served as Chief Executive Officer of Quo Vadis International, an investment and financial advisory firm. Before joining in the formation of Quo Vadis International, he was Chief Executive Officer of Millennium Capital Development, a merchant banking firm, and of its predecessor, Kouri Telecommunications & Technology. Before joining Kouri, Mr. Vizas shared in the founding and development of a series of technology companies, including Orion Network Systems, Inc. of which he was a founder and a principal executive. From April 1987 to 1992, Mr. Vizas served as Vice Chairman of Orion, an international satellite communications company, and served as a Director from 1982 until 1992. Mr. Vizas has also held various positions in the United States government.

Recommendation and Vote

      Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

   The Board recommends a vote FOR the election of the Nominees to the Board.

                  PROPOSAL 2--THE INDEPENDENT AUDITORS PROPOSAL

      Upon the recommendation of the Audit Committee of the Board, the Board proposes that the stockholders appoint the firm of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the 2002 fiscal year until the 2003 Annual Meeting. PricewaterhouseCoopers has served as the Company's independent auditors since the 1996 fiscal year. A representative of PricewaterhouseCoopers will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

Audit Fees. For the year ended December 31, 2001, the Company paid PricewaterhouseCoopers $105,700 for professional services rendered for the audit of the financial statements included in the Company's Annual Report on Form 10-K and the limited reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2001, the Company did not engage PricewaterhouseCoopers for any information technology services.

All Other Fees. For the year ended December 31, 2001, the Company did not engage PricewaterhouseCoopers for any non-audit services.

      The Audit Committee has also considered whether the provision of information technology services and other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Recommendation and Vote

      Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

      The Board recommends a vote FOR the approval of the Independent Auditors Proposal.

                  PROPOSAL 3--THE REVERSE STOCK SPLIT PROPOSAL

Background

      Our Common Stock is listed on the Nasdaq National Market System. Nasdaq Marketplace Rule 4450(a)(5) requires that listed stocks maintain a closing bid price in excess of $1.00 per share. In August 2001, we received notice from Nasdaq informing us that we were not in compliance with this Rule and were given 90 days, or until November 27, 2001, to regain compliance. If at any time within those 90 days the closing bid price of our Common Stock was equal to or greater than $1.00 for a minimum of 10 consecutive trading days, we would be deemed to have complied with the Rule. However, in September 2001, Nasdaq implemented an across-the-board moratorium on the minimum bid price requirement for continued listing on Nasdaq until January 2, 2002.

      In March 2002, we again received notice from Nasdaq informing us that we were not in compliance with the Rule and were given 90 days, or until May 15, 2002, to regain compliance. In April 2002, after the closing bid price of our Common Stock was in excess of $1.00 for at least 10 consecutive trading days, Nasdaq informed us that we had regained compliance with this Rule and the matter was closed.

      There can be no assurance, however, that the market price of our Common Stock in the future will sustain a level sufficient to maintain compliance with Nasdaq's minimum bid price requirement. Under newly issued rules implemented by Nasdaq on a pilot basis until December 31, 2003, the Company could apply for transfer to the Nasdaq SmallCap Market, another tier of the Nasdaq market. Under these rules, in the event of non-compliance with the minimum bid price requirement, the Company would have 180 days, subject to further extension of another 180 days under certain conditions, to regain compliance. During this period, the Company would also have the ability to transfer back to the Nasdaq National Market if it maintained a closing bid price equal to or greater than $1.00 for 30 consecutive trading days and maintained compliance with all other continued listing requirements on that market. However, under these scenarios, while the Company could extend the period of time to regain compliance, the minimum bid price requirement is still $1.00.

Purpose of the Reverse Stock Split

      The purpose of the reverse stock split is to increase the market price per share of our Common Stock. The Board intends to effect a reverse split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of our Common Stock and necessary to continue our listing on the Nasdaq National Market. If the reverse stock split is authorized by stockholders, the Board will have the discretion to implement the reverse stock split once during the next 12 months, or effect no reverse stock split at all. The Board has requested that stockholders approve an exchange ratio range, as opposed to approval of a specified exchange ratio, in order to give the Board maximum discretion to determine the exchange ratio based upon prevailing market conditions at the time. No further action on the part of the stockholders will be required to either effect or abandon the reverse stock split. If stockholders approve the Reverse Stock Split Proposal but no reverse stock split is effected within twelve months after the 2002 Annual Meeting of stockholders, the Board's authority to effect the reverse stock split will terminate.

Board of Directors Determination

      Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our Certificate of Incorporation, as amended authorizing a reverse split of the shares of our Common Stock at a ratio, to be established by the Board in its sole discretion, not to exceed one-for-[___], or to abandon the reverse stock split. The amendment to the Certificate of Incorporation will effect the reverse stock split by reducing the number of shares of our Common Stock issued and outstanding, as well as treasury shares, by the ratio to be determined by the Board of Directors, not to exceed one-for-[___].

      The Board has determined that the continued listing of our Common Stock on Nasdaq is in the best interests of our stockholders. If our Common Stock were delisted from Nasdaq, trading in our Common Stock would have to be conducted on the OTC Bulletin Board or in the non-Nasdaq over-the-counter market, also referred to as the "pink sheets". The Board believes that the liquidity in the trading market for our common stock would then be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of our Common Stock. The Board also believes that a higher share price may help generate investor interest in the Company. Some brokerage firms may be reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for these stocks. The Board further believes that a higher stock price would help us attract and retain employees and other strategic partners since some potential employees and strategic partners may be less likely to work for or with a company with a low stock price.

Potential Disadvantages of the Reverse Stock Split

      While the Board of Directors believes that the potential advantages of a reverse stock split outweigh the potential disadvantages, if the Board does effect a reverse stock split there can be no assurance that:

      (a) our Common Stock will trade at a price in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split,

      (b) the reverse stock split will result in a per share price enough to attract and retain employees and strategic partners,

      (c) the bid price of our Common Stock after a reverse stock split can be maintained at or above $1.00,

      (d) our Common Stock will not be delisted from Nasdaq for other reasons,

      (e) the liquidity of our Common Stock will not be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split,

      (f) the reverse stock split will not result in some stockholders owning "odd-lots" of less than 100 shares of our Common Stock, potentially resulting in higher brokerage commissions and other transaction costs than the commissions and costs of transactions in "round-lots" of even multiples of 100 shares, or

      (g) the increased proportion of unissued authorized shares to issued shares will not be construed, under certain circumstances, as having an anti-takeover effect, although neither the Board of Directors nor the Company's management views this proposal in that perspective.

Effects of the Reverse Stock Split on Common Stock

      A reverse stock split will reduce the number of shares of our Common Stock issued and outstanding, or held as treasury shares, into a proportionately fewer number of shares of Common Stock. For example, if our Board of Directors implements a one-for-three reverse stock split of our Common Stock, then a stockholder holding 300 shares of our Common Stock before the reverse stock split would hold 100 shares of our Common Stock after the reverse stock split. However, each stockholder's proportionate ownership of the issued and outstanding shares of our Common Stock would remain the same. The reverse stock split will also result in an increase in the available number of authorized but unissued shares of our Common Stock. The increase in available shares could be used for any proper corporate purpose approved by the Board.

      The reverse stock split will also affect the outstanding options and warrants to purchase our Common Stock. Generally, the agreements and other documents governing all of the Company's outstanding stock options and warrants to purchase our Common Stock include provisions requiring adjustments to the number of shares of Common Stock issuable upon exercise of such options or warrants. For example, if our Board of Directors implements a one-for-four reverse stock split of our Common Stock, each of the outstanding options or warrants to purchase our Common Stock would represent the right to purchase that number of shares of our Common Stock equal to 25% of the shares of our Common Stock previously covered by the options or warrants and the exercise price per share would be four times the previous exercise price.

Certain Federal Income Tax Consequences

      The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, and is for general information only. It does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens or broker-dealers). It also does not discuss state and local tax issues. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

      Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted tax basis of the aggregate number of new shares of our Common Stock will be the same as the adjusted basis of the aggregate number of shares of our Common Stock held by a stockholder immediately prior to the reverse stock split and the holding period of the Common Stock after the reverse stock split will include the holding period of the Common Stock held prior to the reverse stock split. No gain or loss will be recognized by the Company as a result of the reverse stock split.

Exchange of Stock Certificates

      If the reverse stock split is effected by the Board, we do not expect to require holders of our Common Stock to surrender their stock certificates. Instead, we will give notice to our transfer agent of the reverse stock split and the effective date of the amendment to the Certificate of Incorporation, as amended, in order to accurately reflect the number of issued and outstanding shares of capital stock of the Company.

Fractional Shares

      In order to avoid the expense and inconvenience of issuing fractional shares in connection with the reverse stock split, we will round any fractional share that results from the reverse stock split up to the next whole share.

Appraisal Rights

      No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation, as amended, or under our Bylaws to any stockholder who dissents from the proposal to approve the reverse stock split.

        The Board recommends a vote FOR the approval of the Reverse Stock
                                 Split Proposal.

                   PROPOSAL 4--THE ADDITIONAL SHARES PROPOSAL

Board of Directors Determination

      Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our Certificate of Incorporation, as amended authorizing a 10,000,000 share increase in the number of authorized shares of our Common Stock from 40,000,000 shares to 50,000,000 shares. If the Additional Shares Proposal is approved by stockholders at the 2002 Annual Meeting, the proposed amendment to the Certificate of Incorporation, as amended, will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur promptly after the annual meeting.

      The Board believes that the proposed increase in the authorized shares of Common Stock is desirable to enhance our flexibility in connection with possible future actions, such as, acquisitions or financing transactions, and such other corporate purposes as may arise. Having sufficient authorized common stock available for issuance in the future will give us greater flexibility and will allow additional shares of our Common Stock to be issued without the expense and delay of a special stockholders' meeting. Such a delay might deny us the flexibility the Board views as important in facilitating the effective use of our securities. As of the date of this proxy statement, no specific transaction is presently contemplated which would result in the issuance of any of the additional shares of our Common Stock that would be authorized by stockholder approval of the Additional Shares Proposal.

      In this proxy statement, stockholders are also being asked to approve the Reverse Stock Split Proposal. While that proposal, if approved by stockholders and implemented by the Board, will also increase the additional number of shares of Common Stock that we can issue, there can be no assurance that the Reverse Stock Split Proposal will be approved by stockholders or, if approved, that it will be implemented by the Board.

Effects of the Additional Authorized Shares on Common Stock

      If the proposal to increase the authorized shares of our Common Stock is approved, the additional authorized shares will be part of the existing class of Common Stock and will increase the number of shares of Common Stock available for issuance by us, but will have no effect upon the terms of the Common Stock or the rights of the holders of these shares. If and when issued, the additional authorized shares of Common Stock will have identical rights and privileges as the shares of

Common Stock currently outstanding. Holders of our Common Stock will not have preemptive rights to purchase additional shares of Common Stock.

      As of May 15, 2002, the record date for the 2002 Annual Meeting, there were 21,384,838 shares of our Common Stock issued and 3,380,832 shares held as treasury shares. We are currently authorized to issue an aggregate of 40,000,000 shares of our Common Stock.

Potential Disadvantages of Additional Authorized Shares

      To the extent that additional authorized shares of our Common Stock are issued in the future, they will decrease the stockholders percentage equity ownership of existing stockholders. Furthermore, depending upon the price at which they are issued, the additional shares could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights. In addition, the increased proportion of unissued authorized shares to issued shares could be construed, under certain circumstances, as having an anti-takeover effect, although neither the Board of Directors nor the Company's management views this proposal in that perspective.

Appraisal Rights

      No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation, as amended, or under our Bylaws to any stockholder who dissents from the proposal to approve the additional shares.

      The Board recommends a vote FOR the approval of the Additional Shares Proposal.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals to be included in the Company's proxy statement with respect to the 2003 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 140 58th Street, Suite 7E, Brooklyn, New York 11220 no later than December 31, 2002.

                          OTHER BUSINESS OF THE MEETING

      The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, since matters which management of the Company is not now aware of may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting on these matters. The persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to these matters. Upon receipt of proxies in time for voting, the shares represented will be voted as indicated thereon and in this Proxy Statement.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 IS INCLUDED IN THIS MAILING WITH THE PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO SPEEDUS.COM, INC., 140 58TH STREET, SUITE 7E, BROOKLYN, NEW YORK 11220; BY CALLING US AT 718.567.4300, OR BY VISITING OUR WEBSITE AT WWW.SPEEDUS.COM.

                                        By Order of the Board of Directors

                                        Shant S. Hovnanian
                                        Chairman, President and
June __, 2002                           Chief Executive Officer

DETACH CARD                                                          DETACH CARD

                                SPEEDUS.COM, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card. There are four proposals related to the management and operation of SPEEDUS.COM, Inc. (the "Company") that require your immediate attention. These are discussed in detail in the enclosed Proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your Proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders of the Company to be held on June 25, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Shant S. Hovnanian
Chairman, President and
Chief Executive Officer

                                SPEEDUS.COM, INC.
                            140 58th Street, Suite 7E
                            Brooklyn, New York 11220

                 Annual Meeting of Stockholders - June 25, 2002

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shant S. Hovnanian and Michael Bacon as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2002 Annual Meeting of Stockholders of SPEEDUS.COM, Inc. to be held at the Regent Wall Street, McKim, Meed and White Room, located at 55 Wall Street, New York, New York 10005, on Tuesday, June 25, 2002, at 10:00 AM., Eastern daylight savings time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and act on the following matters set forth in such notice as specified by the undersigned. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or at any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4.

THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED? ____________________________

DO YOU HAVE ANY COMMENTS? ____________________________

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

SPEEDUS.COM, INC.

Mark box at right if an address change or comment has been noted on the reverse side of this Proxy Card. |_|

CONTROL NUMBER:
RECORD DATE SHARES:

1. To elect to the Board of Directors the five directors listed below currently serving thereon to serve until the Company's 2003 Annual Meeting of Stockholders or until their successors are duly elected.

(01) Shant S. Hovnanian
(02) Vahak S. Hovnanian
(03) William F. Leimkuhler
(04) Jeffrey Najarian
(05) Christopher Vizas

For All Nominees         |_|
With-hold                |_|
For All Except           |_|

NOTE: If you do not wish your shares voted "For" a particular nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

For                      |_|
Against                  |_|
Abstain                  |_|


3. To approve an amendment to the Certificate of Incorporation, as amended, of the Company to enable the Company to effect a reverse stock split of all the issued and outstanding shares, as well as treasury shares, of the Company's Common Stock at a ratio not to exceed one-for-[___]

For                      |_|
Against                  |_|
Abstain                  |_|


4. To approve an amendment to the Certificate of Incorporation, as amended, of the Company to increase the authorized number of shares of the Company's Common Stock by 10,000,000 shares from 40,000,000 shares to 50,000,000 shares

For                      |_|
Against                  |_|
Abstain                  |_|


Please be sure to sign and date this Proxy Card.        Date ____________
Stockholder sign here _________________ Co-owner sign here _________________